Income Taxes (Schedule of Unrecognized Tax Benefits and Liability for Contingent Income Taxes, Interest and Penalties) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Tax Disclosure [Abstract]
Unrecognized tax benefits	$ 124	$ 104	$ 95	$ 174
Accrued interest and penalties	37	28	30
Tax credits and other indirect benefits	(72)	(55)	(58)
Liability for tax contingencies	$ 89	$ 77	$ 67